SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                     X

Filed by a Party other than the Registrant  o

Check the appropriate box:

o  Preliminary Proxy Statement
o Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
X  Definitive Proxy Statement
o  Definitive Additional Materials

o  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Neuberger Berman Equity Funds

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X  No fee required.
o  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

   (2)  Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)  Proposed maximum aggregate value of transaction:

   (5)  Total fee paid:

o  Fee paid previously with preliminary materials.

o Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:
   (2)  Form, Schedule or Registration Statement No.:
   (3)  Filing Party:
   (4)  Date Filed:

                                                         [NEUBERGER BERMAN LOGO]

                         NEUBERGER BERMAN EQUITY FUNDS
                          NEUBERGER BERMAN FOCUS FUND

                                February 5, 2001

Dear Shareholder:

    The attached Proxy Statement discusses a Proposal to be voted upon by the holders of Neuberger Berman Focus Fund. As a shareholder of the fund, you are asked to review the Proxy Statement and to cast your vote on the Proposal. THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

    The Proposal seeks to change the classification of Neuberger Berman Focus Fund from a "diversified" mutual fund to a "non-diversified" mutual fund under the Investment Company Act of 1940 ("1940 Act"). The purpose is to provide the fund with greater flexibility in portfolio management and permit the fund to take full advantage of the portfolio management and research resources that are used in implementing the fund's investment strategy.

    YOUR VOTE IS IMPORTANT TO US. VOTING YOUR SHARES EARLY WILL PERMIT THE FUND TO AVOID COSTLY FOLLOW-UP MAIL AND TELEPHONE SOLICITATION. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope, or help us save time and postage costs by voting on the Internet or by telephone -- instructions can be found on your proxy card. If we do not hear from you by February 25, 2001, our proxy solicitor may contact you.

    If you have any questions, please call 1-800-877-9700. Our representatives will be glad to assist you. Thank you for your response and your continued support of the Neuberger Berman Funds.

                                 Very truly yours,

                                 /s/ Peter Sundman

                                 Peter Sundman
                                 President
                                 Neuberger Berman Management Inc.

                         NEUBERGER BERMAN EQUITY FUNDS
                          NEUBERGER BERMAN FOCUS FUND
                             ---------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON MARCH 30, 2001

                            ------------------------

WHO IS ASKING FOR YOUR VOTE?

The Board of Trustees of your fund.

WHERE WILL THE MEETING BE HELD?

The meeting will be held at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York, on March 30, 2001 at 11:00 a.m. Eastern Time.

WHAT IS THE PROPOSAL THAT YOU ARE BEING ASKED TO VOTE ON?

The Board of Trustees is proposing that the shareholders of the fund approve a change in the classification of the fund from a "diversified" mutual fund to a "non-diversified" mutual fund under the Investment Company Act of 1940 (the "1940 Act").

WHO IS ELIGIBLE TO VOTE?

You are entitled to vote at the meeting and any adjournment if you owned shares of the fund at the close of business on February 5, 2001.

WHAT ARE THE DIFFERENT WAYS TO VOTE THIS PROXY?

There are a number of ways to vote your shares:

    - BY MAIL: You may vote by completing the enclosed proxy card by dating, signing and returning it in the postage paid envelope. PLEASE NOTE THAT IF YOU SIGN AND DATE THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE.

    - BY PHONE: You may vote by telephone by calling the number on your proxy card.

    - VIA THE INTERNET: You may vote through the Internet by visiting the website listed on your proxy card.

    - IN PERSON: If you plan to attend the meeting, you may vote in person.

        PLEASE NOTE THAT IF YOU VOTE A PROXY AND THEN VOTE IN PERSON AT THE MEETING, YOUR PROXY IS AUTOMATICALLY REVOKED. IF YOU PLAN TO ATTEND THE MEETING, PLEASE CALL THE FUND AT (800) 877-9700, PRIOR TO MARCH 28, 2001.

    Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.

    Any additional proposals submitted to a vote at the meeting by anyone other than the officers or Trustees of the fund may be voted only in person or by written proxy.

                                 By order of the Board of Trustees,

                                 /s/ Claudia A. Brandon

                                 Claudia A. Brandon
                                 Secretary
                                 Neuberger Berman Equity Funds

February 5, 2001
New York, New York

                         NEUBERGER BERMAN EQUITY FUNDS
                          NEUBERGER BERMAN FOCUS FUND

                          605 THIRD AVENUE, 2ND FLOOR
                         NEW YORK, NEW YORK 10158-0180
                                  800-877-9700

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

    This Proxy Statement, which includes a Notice of Special Meeting of Shareholders and a Proxy Card, is for the special meeting of shareholders of Neuberger Berman Focus Fund, to be held on March 30, 2001, and any adjournment thereof ("Meeting").

    PROPOSAL: To approve a change in the fund's classification under the 1940 Act from "diversified" to "non-diversified" and make a corresponding change in the fund's investment limitations.

    This Proxy Statement, which is first being mailed to shareholders on or about February 5, 2001, sets forth concisely the information that a shareholder of the fund should know before voting on the Proposal. It should be read and retained for future reference.

                               VOTING INFORMATION

    The Board of Trustees of Neuberger Berman Equity Funds (the "Trust") is asking you to sign the enclosed proxy card for use at a Special Meeting of Shareholders of Neuberger Berman Focus Fund, to be held on March 30, 2001 at 11:00 a.m. Eastern time, at the offices of Neuberger Berman, LLC, 605 Third Avenue, 41st Floor, New York, New York, and at any adjournments thereof (the "Meeting").

    One-third of the fund's shares outstanding and entitled to vote on February 5, 2001 ("Record Date"), represented in person or by proxy, makes up a quorum and must be present for the transaction of business at the Meeting.

    If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the Proposal are not received, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted in person or by proxy on the question of adjournment. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Proposal against such adjournment.

    If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxy will be voted FOR the Proposal described in the accompanying Notice of Special Meeting of Shareholders. Proxies that reflect "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power) will not be counted for purposes of determining a quorum and will have no effect on the outcome of the Proposal. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have a negative effect on the Proposal. For shares held in individual retirement accounts (IRA, Roth IRA or SIMPLE Retirement plans), the IRA Custodian will vote the shares in the account in accordance with instructions given by the Depositor. However, if a Depositor fails to provide instructions on how to vote the shares, the Custodian will vote the undirected shares in the same proportions as shares voted in the other individual retirement accounts.

    Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the address indicated on the envelope enclosed with this Proxy Statement. Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

    Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmission or personal meetings with officers and employees of Neuberger Berman Management Inc., ("NBMI"), affiliates of NBMI or other representatives of the fund. NBMI serves as principal underwriter and administrator of the fund. Proxy solicitations may also be made by Shareholder Communications Corp. and Management Information Services, our proxy solicitors. If votes are recorded by telephone, our proxy solicitors will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail or through a secure Internet site. PLEASE NOTE THAT WHILE PROXIES MAY BE VOTED BY TELEPHONE OR THROUGH THE

INTERNET WITH RESPECT TO THE PROPOSAL, A VOTE ON A PROPOSAL PUT FORWARD AT THE MEETING BY ANYONE OTHER THAN THE OFFICERS OR TRUSTEES OF THE TRUST MAY BE CAST ONLY IN PERSON OR BY A PAPER PROXY.

    NBMI and its affiliates will not receive any compensation from the fund for proxy solicitation activities. For soliciting services, our proxy solicitors will be paid fees and expenses of up to approximately $136,000. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the fund.

    As of December 29, 2000, the fund had 43,693,542.474 Investor Class shares, 13,262,892.061 Trust Class shares, and 744,965.808 Advisor Class shares outstanding. To the Trust's knowledge, as of December 29, 2000, the following are all of the beneficial and record owners of more than five percent of each class of the fund. Except where indicated with an asterisk, the owners listed are record owners. These entities hold these shares of record for the accounts of certain of their clients and have informed the fund of their policy to maintain the confidentiality of holdings in their client accounts, unless disclosure is expressly required by law.

                                                                      Amount of      Percentage
                                                                       Shares       of the Fund
Class                   Name and Address of Owner                       Owned          Owned
 INVESTOR CLASS         Charles Schwab & Co. Inc                    4,563,692.150      10.44%
                        Attn: Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA 94104-4122
 TRUST CLASS            Smith Barney, Inc.                          3,727,738.580      28.10%
                        388 Greenwich Street
                        New York, NY 10013-2339
                        Fidelity Investments Inst Ops               1,631,395.790      12.30%
                        Co as Agent for Certain EE Benefit PL
                        Mailzone KWIC
                        Covington, KY 41015
                        American Express Trust Co                   1,306,343.960      9.84%
                        Benefit of American Express
                        Trust Retirement Service Plans
                        Attn: Pat Brown
                        50534 AXP Financial Center
                        Minneapolis, MN 55474-0505
                        EMJAYCO                                       998,157.570      7.52%
                        Omnibus Account
                        PO Box 170910
                        Milwaukee, WI 53217-0909

                                                                      Amount of      Percentage
                                                                       Shares       of the Fund
Class                   Name and Address of Owner                       Owned          Owned
                        Boston Safe Deposit & Trust Co TTEE           754,374.030      5.68%
                        TWA Inc. Pilots Directed Acct Plan &
                        401K Plan for Pilots of TWA Inc.
                        Attn: Lisa Bove
                        135 Santilli Hwy
                        Everett, MA 02149-1906
                        National Financial Serv Corp for The          737,287.940      5.55%
                        Exclusive Benefit of Our Customers
                        P.O. Box 3908
                        Church Street Station
                        New York, NY 10008-3908
                        AETNA Life Insurance and Annuity Co.          735,087.010      5.54%
                        ACES-Separate Account F
                        Attn Valuation Unit TS31
                        151 Farmington Ave
                        Hartford, CT 06156-0001
 ADVISOR CLASS          Smith Barney Corp Trust Co TTEE               208,208.850      27.94%
                        Smith Barney 401K
                        Advisor Group Trust
                        Two Tower Center
                        P.O. Box 1063
                        E Brunswick, NJ 08816-1063
                        First Union Nat'l Bank TTEE                   161,833.750      21.72%
                        FBO FUNB Reinvestment Account
                        1525 W WT Harris Blvd, NC-1151
                        Charlotte, NC 28262-8522
                        Charles Schwab & Co. Inc                      110,534.320      14.83%
                        Attn: Mutual Funds
                        101 Montgomery St.
                        San Francisco, CA 94104-4122
                        Morris & Co.                                   91,253.190      12.24%
                        C/O First Source Bank
                        Attn: Trust Operations
                        P.O. Box 1602
                        South Bend, IN 46634-1602
                        FTC & Co                                       84,672.800      11.36%
                        Attn: Datalynx (House Account)
                        P.O. Box 173736
                        Denver, Co. 80217-3736
                        Key Trust Co NA                                62,515.580      8.39%
                        FBO Prism
                        4900 Tiedeman Rd
                        Brooklyn, OH 44144-2338

    At December 29, 2000, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the shares of each class of the fund.

    COPIES OF THE FUND'S MOST RECENT ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED AUGUST 31, 2000, INCLUDING AUDITED FINANCIAL STATEMENTS, AT NO CHARGE BY WRITING NBMI AT 605 THIRD AVENUE, 2ND FLOOR, NEW YORK, NEW YORK 10158-0180, OR BY CALLING TOLL FREE 800-877-9700.

      PROPOSAL: TO CHANGE THE FUND'S CLASSIFICATION FROM "DIVERSIFIED" TO "NON-DIVERSIFIED" AND TO MAKE A CORRESPONDING CHANGE IN THE FUND'S INVESTMENT
                                  LIMITATIONS.

    The Board of Trustees of the fund has approved a change to the fund's policies regarding diversification. The Board and NBMI believe that the proposed change will provide the fund with greater flexibility to respond to future investment opportunities. As discussed below, the fund's present policy impedes the fund's use of certain portfolio management techniques that are now used by similar mutual funds. Because the policy in question is fundamental, the change requires shareholder approval before it can be implemented.

    The fund is currently classified as a diversified mutual fund under section 5(b)(1) of the 1940 Act. Therefore, the fund has a fundamental policy that it may not purchase securities of an issuer if, with respect to 75% of its total assets, (i) more than 5% of the fund's total assets would be invested in securities of that issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. These limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to securities issued by other investment companies. These limits apply as of the time a fund purchases a security. The fund may exceed these limits if positions it already owns gain in value relative to the rest of the fund's holdings.

    The Board, including those Trustees who are not "interested persons" (as defined in the 1940 Act) of the fund (the "independent Trustees"), recommends making the fund "non-diversified" under the 1940 Act and, correspondingly, eliminating this fundamental investment limitation. A non-diversified fund can invest a greater portion of its assets in a single issuer than a diversified fund. As a result, however, the fund could become somewhat riskier because it would have the ability to hold larger positions and, therefore, a smaller number of different securities. To the extent the value of a particular security may be adversely affected by business or other developments relating to the issuer, the impact on the fund's net asset value could be greater than it would be on a diversified fund.

    The Board and NBMI believe that the proposed change will facilitate the fund's pursuit of its current investment objective and overall strategy. As the fund's current prospectus explains, the fund's investment manager identifies sectors of the economy that he believes are undervalued, and focuses on investment opportunities in those sectors, generally investing at least 90% of the fund's net assets in no more than six sectors. The investment manager has found himself constrained by the fund's current diversification policy and believes that changing the fund's diversification policy would allow him to pursue investment opportunities with issuers that he believes are the most promising. Many other funds that follow a "focused" strategy similar to the fund's are also non-diversified.

    If the proposal is approved, the fund's fundamental investment limitation regarding diversification will be eliminated, but the fund will still be subject to the diversification rules of the Internal Revenue Code. These rules provide that, to maintain favorable tax treatment, the fund may not purchase a security if, as a result, with respect to 50% (instead of 75%) of its total assets, more than 5% of the fund's total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the fund. With respect to the remaining 50% of its total assets, the fund would be limited to 25% in any one issuer. These limits apply only as of the end of each quarter of the fund's fiscal year, so the fund may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters. However, the investment manager has no current intention to invest in single issuers beyond the limitations described. (By contrast, the fund's current diversification limit applies at all times.) Like the fund's present policy, the Internal Revenue Code limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to securities issued by other investment companies.

EXAMPLE: The following is an example of a situation where the new policy could give the fund's portfolio manager added flexibility. This example does not reflect any actual security, nor is it the only possible strategy, and is used for illustration purposes only.

    As described above, with respect to 25% of the portfolio (which we'll call the "25% basket"), the fund currently may invest more than 5% of its total assets in one or more issuers. Take a hypothetical portfolio, which includes among many securities, shares of three fictional companies: XYZ Corp., ABC Corp. and LMN Corp. At the time the fund purchased these securities, these three companies made up the "25% basket" under the current investment policy.

    Let's say the Fund made several purchases of XYZ Corp. at between $1 and $5 per share. Later, XYZ grows to $20 per share, and combined with ABC, and LMN, now exceed 25% of the fund's total assets. As described above, this percentage is okay under the present policy, because when they were bought, these issuers made up less than 25% of the fund. The fund, however, cannot purchase more XYZ Corp., even if the manager still sees a good opportunity at a lower price, because the fund currently cannot add any more to the 25% basket. The proposal, if approved by shareholders, would give the fund two 25% baskets, thus permitting the fund to purchase more XYZ Corp. in this situation.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THE CHANGE IN THE FUND'S CLASSIFICATION TO NON-DIVERSIFIED, AND THE CORRESPONDING CHANGE IN THE FUND'S INVESTMENT LIMITATIONS.

REQUIRED VOTE

    Approval of the proposal requires the affirmative vote of the lesser of
(1) 67% or more of the shares of the fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

    If the fund's shareholders do not approve the proposed change to the fund's investment limitations, the fund will continue to operate as a diversified fund.

                               OTHER INFORMATION

    INFORMATION ABOUT NBMI.  NBMI, located at 605 Third Avenue, New York,
New York 10158, serves as the fund's investment manager, principal underwriter and administrator. NBMI manages the fund in conjunction with Neuberger Berman, LLC as subadviser. Together the firms manage approximately $56 billion in assets (as of December 29, 2000) and continue an asset management history that began in 1939.

    OTHER MATTERS TO COME BEFORE THE MEETING. The board does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote on those matters in accordance with their judgment.

    SHAREHOLDER PROPOSALS. Neuberger Berman Equity Funds does not hold annual shareholder meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Neuberger Berman Equity Funds, at 605 Third Avenue, New York, New York 10158, so that they will be received at a reasonable time prior to any such meeting.

    NOTICE TO BANKS, BROKER DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise Neuberger Berman Equity Funds at 605 Third Avenue, New York,
New York 10158, whether other persons are beneficial owners of fund shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement needed to supply copies to the beneficial owners of the shares.

                                 By Order of the Board of Trustees

                                 /s/ Claudia A. Brandon

                                 Claudia A. Brandon
                                 Secretary

February 5, 2001

                       [NEUBERGER BERMAN LOGO]
                                          NEUBERGER BERMAN MANAGEMENT INC.
                                          605 Third Avenue  2nd Floor
                                          New York, NY 10158-0180

B0052 02/01

                                                             VOTE TODAY BY MAIL,
NEUBERGER BERMAN EQUITY FUNDS                   TOUCH-TONE PHONE OR THE INTERNET
                                                   CALL TOLL-FREE 1-888-221-0697
                                                   OR LOG ON TO WWW.PROXYWEB.COM


*** CONTROL NUMBER: 999 999 999 999 99 ***

                       Please fold and detach card at perforation before mailing


                         NEUBERGER BERMAN EQUITY FUNDS:
                           NEUBERGER BERMAN FOCUS FUND
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 March 30, 2001

         THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE NEUBERGER BERMAN EQUITY FUNDS. The undersigned hereby appoints as proxies Claudia Brandon, Richard Russell and Frederic Soule, and each of them (with power of substitution), to vote all shares of beneficial interest of the undersigned in Neuberger Berman Focus Fund (`Fund") at the Special Meeting of Shareholders to be held at 605 Third Avenue, 41st Floor, New York, NY 10158-3698 on March 30, 2001 at 11:00 a.m. Eastern Time and any adjournment thereof (the "Meeting") with all the power the undersigned would have if personally present.

         The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL SET FORTH BELOW AND DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                   To mark your vote, please turn the card over.

                        Date _____________________, 2001

                       Please sign exactly as your name appears hereon. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.


                       ---------------------------------------------------------
                       Signature (owner, joint owners, trustee, custodian, etc.)

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.
                   IF YOU ARE NOT VOTING BY PHONE OR INTERNET
                    PLEASE SIGN AND DATE THE REVERSE SIDE OF
                     THIS PROXY CARD AND RETURN IT PROMPTLY
                            IN THE ENCLOSED ENVELOPE.

            Please fold and detach card at perforation before mailing

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

VOTE ON PROPOSAL
             Please vote by checking ( ) the appropriate box below.


                                                                                FOR     AGAINST     ABSTAIN
ITEM 1. Proposal to change the classification of Neuberger Berman
        Focus Fund from a "diversified" mutual fund to a "non-diversified"      [ ]       [ ]          [ ]
        mutual fund.

        The proposal is described in the attached Proxy Statement.

        Only shareholders of record on February 5, 2001 of the Fund are entitled to notice of the Special Meeting and to vote.


     PLEASE SIGN AND DATE THIS CARD IN THE SPACE PROVIDED ON THE OTHER SIDE.